UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 22, 2018
Date of Report (Date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508	25-1434426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 325-2265

(Former name or former address, if changed since last report)
(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On January 25, 2018, S&T Bancorp, Inc. announced by press release its earnings for the three and twelve months ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 - Regulation FD
In connection with the issuance of its earnings for the three and twelve months ended December 31, 2017, S&T provided supplementary financial information on its website. A copy of the supplementary financial information is included in this Current Report as Exhibit 99.2 and is furnished herewith.
The information contained in this Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 – Other Events
The Board of Directors of S&T Bancorp, Inc. announced by press release the declaration of a $0.22 per share cash dividend at its regular meeting held January 22, 2018. A copy of the press release is attached hereto as Exhibit 99.3. The dividend is payable February 22, 2018 to shareholders of record on February 8, 2018. This dividend compares to a common stock dividend of $0.20 per share for the prior year.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits. The exhibits listed below are filed herewith.
(99.1) Press Release
(99.2) S&T Bancorp Inc. 2017 Highlights
(99.3) Dividend Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
January 25, 2018	/s/ Mark Kochvar
Mark Kochvar Senior Executive Vice President, Chief Financial Officer